EXHIBIT 99.5

BRACE ASSIGNMENT and SUPPORT AGREEMENT

This BRACE Assignment and Support Agreement (“Agreement”) is dated as of December 8, 2005, by and between Instinet Clearing Services, Inc. (“ICS”), The Nasdaq Stock Market, Inc. (“Nasdaq”), and INET ATS, Inc. (“INET”).

WHEREAS, Instinet Group Incorporated, Nasdaq and Norway Acquisition Corp. (“Norway”) entered into that certain Agreement and Plan of Merger dated as of April 22, 2005 (“Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, INET will become a subsidiary of Nasdaq as of the Closing Date;

WHEREAS, Iceland Acquisition Corp., Norway and Nasdaq entered into that certain Transaction Agreement dated as of April 22, 2005 (“Transaction Agreement”), pursuant to which Nasdaq and Norway agreed to sell to Iceland Acquisition Corp. all of the Newco Assets, including ownership of ICS;

WHEREAS, ICS and INET have entered into that certain Fully Disclosed Clearing Agreement dated as of January 10, 2003, as amended as of the date hereof (“Clearing Agreement”);

WHEREAS, ICS has developed and currently uses a transaction processing system known as Beehive, which includes the functionality set forth on Exhibit 1 (“Beehive”);

WHEREAS, certain INET personnel are developing on behalf of ICS a transaction processing system currently known as BRACE, which includes the functionality set forth on Exhibit 2 (“BRACE”), and the parties desire that such development and certain support of BRACE continue on the terms set forth herein; and

WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Transaction Agreement.

NOW, THEREFORE, in consideration of the Transaction Agreement, the Clearing Agreement, the premises and of the mutual covenants, representations, warranties and agreements contained herein and therein, ICS, Nasdaq and INET agree as follows:

1. Development. Nasdaq agrees that it will cause INET to continue to develop BRACE in accordance with the specifications provided by ICS and attached hereto as Exhibit 3. Such development shall be deemed complete, and Nasdaq and INET shall have no further development obligations, as of the date that BRACE has been used in production by INET and ICS to submit, in the aggregate, one million trades to the National Securities Clearing Corporation (“Production”). INET acknowledges that the goal of the parties is to reach Production within four (4) months after Closing.

2. Delivery. Within three (3) business days after Production, INET shall deliver to ICS a master copy of the BRACE software in source code form.

3. Support. INET agrees that it will provide to ICS certain support services for BRACE, which support services are set forth on Exhibit 4, for four (4) months following Production.

4. Assignment of Intellectual Property Interest by INET. INET hereby assigns to ICS a one-half undivided interest in all intellectual property rights in and to BRACE as the same now exists and as developed, modified and supplemented by INET in accordance with Exhibit 3. For the sake of clarity, neither party shall receive any interest hereunder in or to any developments, modifications or supplements to BRACE developed by or on behalf of the other party following Production. Neither party shall have any duty to account to the other for the exploitation of its interest in and to BRACE.

5. Assignment of Intellectual Property Interest by ICS. ICS hereby assigns to INET a one-half undivided interest in all intellectual property rights in and to Beehive as the same exists as of Closing. For the sake of clarity, neither party shall receive any interest hereunder in or to any developments, modifications or supplements to Beehive developed by or on behalf of the other party following Closing. Neither party shall have any duty to account to the other for the exploitation of its interest in and to Beehive.

6. Development Incentive. Within ten (10) business days after Production, ICS shall pay to INET (i) the applicable aggregate amount payable to the employees set forth on Exhibit 5 and (ii) an amount equal to all Taxes payable by INET and Nasdaq with respect to the payments contemplated by this Section 6, such that INET and Nasdaq are not liable for any Taxes arising out of INET’s fulfillment of the obligations set forth in this Section 6. INET shall distribute such amounts in accordance with Exhibit 5, provided that, if any INET employee set forth on Exhibit 5 is no longer an INET employee at Production, ICS shall have no obligation to pay INET any amount with respect to such employee, and INET shall have no obligation to pay any amount to such employee pursuant to this Section 6.

7. NO WARRANTY. EACH OF ICS, INET AND NASDAQ ACKNOWLEDGES AND AGREES THAT THE INTELLECTUAL PROPERTY CREATED AND ASSIGNED HEREUNDER, AND THE SUPPORT SERVICES PROVIDED HEREUNDER, ARE PROVIDED ON AN “AS IS, WHERE IS” BASIS, AND THAT ICS, NASDAQ AND INET MAKE NO REPRESENTATIONS OR WARRANTIES WHATSOEVER IN CONNECTION WITH SUCH INTELLECTUAL PROPERTY AND SERVICES, AND ICS, NASDAQ AND INET EXPRESSLY DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. NASDAQ, INET AND ICS ACKNOWLEDGE AND AGREE THAT THEIR USE OF THE SOFTWARE AND SERVICES IS AT THEIR SOLE RISK.

8. LIMITATION OF LIABILITY. EXCEPT WITH RESPECT TO CLAIMS ARISING FROM GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY, NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR LOST REVENUES, LOST PROFITS, LOSS OF BUSINESS OR ANY INCIDENTAL, INDIRECT, EXEMPLARY, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT OR OTHERWISE, AND WHETHER OR NOT FORESEEABLE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9. Termination. Nasdaq and INET may terminate Section 3 hereof upon a material breach by ICS of the obligations set forth in Section 6 that remains uncured for thirty (30) days, provided that all other provisions of this Agreement shall survive any such termination.

10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, but any such assignment by any party hereto shall not relieve such assigning party of any of its obligations or agreements hereunder unless expressly agreed to in writing by each other party hereto in its sole discretion. This is freely assignable by any party.

11. Entire Agreement; Amendments. This Agreement (together with the documents and instruments referred to herein, including the Transaction Agreement and the Clearing Agreement) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto and thereto any rights or remedies.

12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without reference to such State’s principles of conflict of laws.

13. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party hereto incurring such expenses.

14. Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as neither the economic nor legal substance of the transactions contemplated herein is affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

15. Relationship of the Parties. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement. Notwithstanding the terms of this Agreement, each party retains responsibility for the management and operation of all aspects of their respective business, that the role of Nasdaq as it relates to the support services is that of a service provider, and that Nasdaq does not assume any general management or operational responsibility for any aspect of ICS’s business.

16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17. Jurisdiction; Venue; Waiver of Jury Trial. Each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of any state or federal court located in the State of New York in the event of any Action arising out of or related to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion o other request for leave from any such court, and (c) agrees that it will not bring any Action arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the state or federal courts located in the State of New York. In any Action arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above courts, that such Action is brought in an inconvenient forum or that the venue of such Action is improper. Each of the parties also hereby agreed that any final and unappealable judgment against a party in connection with any such Action shall be conclusive and binding on such party and that such award or judgment may be enforced in ay court of competent jurisdiction, either within or outside of the United States. A certified or exemplary copy of such judgment shall be conclusive evidence of the fact and amount of such judgment. To the fullest extent permitted by law, each of the parties irrevocably waives all right to trial by jury in any Action or counterclaim arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

The Nasdaq Stock Market, Inc.

By:	/s/ Adena Friedman
Name:	Adena Friedman
Title:	Executive Vice President

INET ATS, Inc.

By:	/s/ Adena Friedman
Name:	Adena Friedman
Title:	Executive Vice President

Instinet Clearing Services, Inc.

By:	/s/ Alex Post
Name:	Alex Post
Title:	COO

EXHIBIT 1

Beehive